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                               UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 13, 2001


                         BLOUNT INTERNATIONAL, INC.
            (Exact name of registrant as specified in its charter)



         Delaware                                            63-0780521
(State or other jurisdiction  (Commission File Number)    (I.R.S. Employer
    of incorporation)                                   Identification Number)



      Registrant's telephone number, including area code: (334) 244-4000


                                      N/A
         (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS

     The press release issued by Blount International, Inc. on November 13, 2001, is attached hereto as Exhibit 99.1 and is incorporated hereto by this reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements.
     None.

(b)  Pro Forma Financial Information.
     None.

(c)  Exhibits.
     99.1 Press release dated November 13, 2001 of Blount International, Inc.


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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         BLOUNT INTERNATIONAL, INC.
                                         ---------------------------
                                                (Registrant)

                                          /s/
Date:  November 13, 2001                  ---------------------------
                                                (Signature)*


                                         By: -------------------------------
                                              Richard H. Irving, III
                                              Senior Vice President, General
                                                Counsel and Secretary



*Print name and title of the signing
 officer under his signature.


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                               EXHIBIT INDEX



Exhibit No.                   Description of the Exhibit
-----------                   ---------------------------

   99.1                       Press Release dated November 13, 2001 of
                              Blount International, Inc.